First Horizon Corporation Reports Third Quarter 2022 Net Income Available to Common Shareholders of
$257 Million, or EPS of $0.45; $252 Million, or $0.44, on an Adjusted Basis*

Pre-provision net revenue up 59% from the prior quarter and up 37% on an adjusted basis*

ROTCE of 18.2% and adjusted ROTCE of 17.9% with tangible book value per share of $9.72*

MEMPHIS, TN (October 18, 2022) – First Horizon Corporation (NYSE: FHN or “First Horizon”) today reported third quarter net income available to common shareholders ("NIAC") of $257 million, or earnings per share of $0.45, compared with second quarter 2022 NIAC of $166 million, or earnings per share of $0.29.

Third quarter 2022 results were impacted by a net $5 million after-tax, or $0.01 per share, increase in notable items compared with a net $29 million, or $0.05 per share, reduction in second quarter 2022. Excluding notable items, adjusted third quarter 2022 NIAC of $252 million, or $0.44 per share, increased from $195 million, or $0.34 per share in second quarter 2022. Results reflect a $0.04 per share reduction tied to provision for credit losses as well as the impact of the suspension of share repurchases related to the proposed TD transaction.

"This quarter's results, highlighted by high-teens revenue growth, reflect the power of our asset-sensitive balance sheet and attractive mix of higher-growth geographies and specialty businesses,” said Chairman and Chief Executive Officer Bryan Jordan." The team continues to leverage the benefits of our completed integration to deliver value-added products with exceptional service which helped drive four percent loan growth before the impact of paycheck protection program and mortgage warehouse loans. While we are keeping a watchful eye on the macroeconomic landscape, credit quality remains strong, and we have great confidence in our future prospects associated with the proposed transaction with TD Bank Group.”

Notable Items

Notable Items
Quarterly, Unaudited ($s in millions, except per share data)	3Q22	2Q22	3Q21
Summary of Notable Items:
Merger/acquisition/transaction-related items:
IBKC:
Other noninterest income	$—	$—	$—
Merger/acquisition expense	(3)	(13)	(46)
Total IBKC merger/acquisition- related items	(3)	(13)	(45)
TD:
Transaction-related expense	(21)	(25)	—
Total TD transaction-related items	(21)	(25)	—
Total Net Merger/acquisition/transaction- related items:	(24)	(38)	(45)
Other notable items:
Gain/(loss) on TruPS redemption (other noninterest income)	—	—	(23)
Gain on mortgage servicing rights (mortgage banking and title)	—	12	—
Gain on sale of title services business (other noninterest income)	21	—	—
Gain related to equity securities investment (other noninterest income)	10	—	—
Visa derivative valuation adjustment (other noninterest expense)	—	(12)	—
Total net other notable items:	31	—	(23)
Total Notable items (pre-tax)	$7	$(38)	$(68)
Total Notable items (after-tax)	5	(29)	(51)
EPS impact of notable items	$0.01	$(0.05)	$(0.09)
Numbers may not foot due to rounding
Third quarter pre-tax net notable items include TD transaction-related costs of $21 million, and IBKC merger-related expense of $3 million. Other notable items reflect a $21 million gain from the July 30th sale of the title services business and a $10 million equity securities investment gain.

*ROTCE, PPNR, Core net interest income (NII), tangible book value per share, loans and leases excluding PPP and/or LMC, and "Adjusted" results are Non-GAAP Financial Measures; NII, Total Revenue, NIM and PPNR are presented on a fully taxable equivalent basis; References to loans include leases and EPS are based on diluted shares; Capital ratios are preliminary. See page 5 for information on our use of Non-GAAP measures and their reconciliation to GAAP beginning on page 22.

Third Quarter 2022 Versus Second Quarter 2022 Highlights
•Total revenue of $875 million increased $132 million and adjusted revenue of $846 million increased $113 million, or 15%, reflecting strength in net interest income.
•Net interest income of $662 million increased $120 million, or 22%, despite a $6 million reduction in net merger-related and PPP benefits. Core net interest income was up $127 million as the benefit of higher rates, loan balances and investment portfolio income was partially offset by higher funding costs.
•Noninterest income of $213 million increased $12 million and included a $19 million increase in notable items. Adjusted noninterest income of $181 million decreased $7 million as higher deferred compensation income and other noninterest income was more than offset by reductions in mortgage banking, title and fixed income.
•Noninterest expense of $468 million decreased $21 million and reflected $25 million decrease in notable items. Adjusted noninterest expense of $444 million increased $6 million largely as a $16 million increase in deferred compensation expense was partially offset by a reduction in salaries and employee benefits and other noninterest expense.
•Provision expense of $60 million compared with $30 million in second quarter 2022 reflecting the impact of loan growth, revised macroeconomic outlook and a preliminary estimate of $20 million for potential losses related to Hurricane Ian.
•Average interest-earning assets of $76.0 billion decreased $3.8 billion largely as a $1.0 billion increase in loans was more than offset by a $4.6 billion decrease in interest-bearing deposits with banks.
•Average loans before the impact of PPP up $1.2 billion as an increase in commercial balances and consumer real estate was partially offset by a $574 million decrease in loans to mortgage companies ("LMC").
•Period-end loans before the impact of PPP remained increased $1.1 billion, or 2%, driven by a $677 million increase in commercial. Period-end commercial loans excluding PPP and LMC rose 3%.
•Average deposits of $68.1 billion decreased $3.8 billion, or 5%, driven by a $2.7 billion decrease in interest-bearing. Total deposit costs of 25 basis points increased 15 basis points.
•Allowance for credit losses ("ACL") to loans ratio of 1.31% remained relatively stable compared to 1.24% at June 30, 2022. The ACL to nonperforming loans ratio of 258% improved from 234% at June 30, 2022.
•Net charge-offs of $12 million in third quarter 2022 remained relatively stable; nonperforming loans of $292 million decreased 3% linked quarter and the nonperforming loan ratio of 0.51% improved from 0.53%.
•ROCE of 13.9%; ROTCE of 18.2%; Adjusted ROTCE of 17.9%; CET 1 ratio of 9.9%; and total capital ratio of 13.1%.
•Tangible book value per share of $9.72 at September 30, 2022 compared with $10.18 at June 30, 2022 and reflected a $0.87 reduction tied to the mark-to-market valuation adjustment on the available-for-sale securities portfolio and cash flow hedges.
Strategic Update
IBKC Merger
•On track to deliver approximately $200 million of targeted annualized IBKC merger net cost saves by 4Q22.
•Achieved $184 million of annualized net cost saves in 3Q22.
Proposed Acquisition by TD
•Expect deal to close in 1Q of TD’s 2023 fiscal year.
–Continued progress on integration planning and Legal Day One readiness
–Federal Reserve and OCC comment period closed with over 300 letters of support

–Public meeting with Fed and OCC completed August 18, 2022
–Regulatory approval process remains on track

SUMMARY RESULTS
Quarterly, Unaudited

				3Q22 Change vs.
($s in millions, except per share and balance sheet data)	3Q22	2Q22	3Q21	2Q22			3Q21
				$/bp		%	$/bp		%
Income Statement
Interest income - taxable equivalent[1]	$737	$586	$536	$151		26%	$201		38%
Interest expense- taxable equivalent[1]	71	41	41	30		73	30		73
Net interest income- taxable equivalent	666	545	495	121		22	171		35
Less: Taxable-equivalent adjustment	4	3	3	1		33	1		33
Net interest income	662	542	492	120		22	170		35
Noninterest income	213	201	247	12		6	(34)		(14)
Total revenue	875	743	738	132		18	137		19
Noninterest expense	468	489	526	(21)		(4)	(58)		(11)
Pre-provision net revenue[3]	406	255	213	151		59	193		91
Provision for credit losses	60	30	(85)	30		100	145		NM
Income before income taxes	346	225	298	121		54	48		16
Provision for income taxes	78	48	63	30		63	15		24
Net income	268	177	235	91		51	33		14
Net income attributable to noncontrolling interest	3	3	3	—		—	—		—
Net income attributable to controlling interest	265	174	232	91		52	33		14
Preferred stock dividends	8	8	8	—		—	—		—
Net income available to common shareholders	$257	$166	$224	$91		55%	$33		15%

Adjusted net income[4]	$263	$205	$286	$58		28%	$(23)		(8)%
Adjusted net income available to common shareholders[4]	$252	$195	$275	$57		29%	$(23)		(8)%
Common stock information
EPS	$0.45	$0.29	$0.41	$0.16		54%	$0.04		10%
Adjusted EPS[4]	$0.44	$0.34	$0.50	$0.10		29%	$(0.06)		(12)%
Diluted shares[8]	570	569	550	1		—%	20		4%
Key performance metrics
Net interest margin	3.49%	2.74%	2.41%	75	bp		108	bp
Efficiency ratio	53.56	65.76	71.21	(1,220)			(1,765)
Adjusted efficiency ratio[4]	52.42	59.79	62.87	(737)			(1,045)
Effective income tax rate	22.58	21.30	21.13	128			145
Return on average assets	1.29	0.82	1.05	47			24
Adjusted return on average assets[4]	1.27	0.95	1.28	32			(1)
Return on average common equity (“ROCE")	13.9	9.1	11.4	473			242
Return on average tangible common equity (“ROTCE”)[4]	18.2	12.1	15.0	616			328
Adjusted ROTCE[4]	17.9	14.2	18.4	374			(47)
Noninterest income as a % of total revenue	24.30	27.06	33.39	(276)			(909)
Adjusted noninterest income as a % of total revenue[4]	21.37%	25.68%	35.14%	(431)	bp		(1,377)	bp
Balance Sheet (billions)
Average loans	$56.5	$55.6	$55.5	$1.0		2%	$1.0		2%
Average deposits	68.1	71.9	73.7	(3.8)		(5)	(5.6)		(8)
Average assets	82.6	86.3	88.4	(3.8)		(4)	(5.8)		(7)
Average common equity	$7.4	$7.3	$7.8	$0.1		1%	$(0.4)		(5)%
Asset Quality Highlights
Allowance for credit losses to loans and leases	1.31%	1.24%	1.45%	8	bp		(14)	bp
Net charge-off ratio	0.08	0.09	0.02	(1)			6
Nonperforming loan and leases ratio	0.51%	0.53%	0.63%	(2)	bp		(12)	bp
Capital Ratio Highlights (current quarter is an estimate)
Common Equity Tier 1	9.9%	9.8%	10.1%	12	bp		(16)	bp
Tier 1	11.7	11.6	11.2	8			46
Total Capital	13.1	13.0	12.6	13			45
Tier 1 leverage	9.8%	9.1%	8.1%	67	bp		165	bp
Numbers may not foot due to rounding.
Certain previously reported amounts have been reclassified to agree with current presentation.
See footnote disclosures on page 21.

Third Quarter 2022 versus Second Quarter 2022
Net interest income
Net interest income of $662 million increased $120 million despite a $6 million reduction tied to net merger-related and PPP benefits. Core net interest income increased $127 million as the benefit of higher rates, loan balances and investment portfolio income was partially offset by higher funding costs. Net interest margin of 3.49% improved 75 basis points largely as the benefit of higher rates, loan and securities portfolio growth and lower excess cash was partially offset by the impact of higher funding costs.

Noninterest income
Noninterest income of $213 million increased $12 million and included a $19 million increase in the benefit of notable items. Adjusted noninterest income of $181 million decreased $7 million as higher deferred compensation income and other noninterest income was more than offset by reductions in mortgage banking, title and fixed income. Fixed income average daily revenue of $524 thousand compared with $612 thousand in second quarter 2022 reflecting the impact of higher long-term rates, macro economic uncertainty and market volatility.

Noninterest expense
Noninterest expense of $468 million decreased $21 million and included a $25 million decrease in notable items. Adjusted noninterest expense of $444 million increased $6 million largely as a $16 million increase in deferred compensation expense was partially offset by a reduction in salaries and employee benefits and other noninterest expense. Linked quarter trends also reflect a $11 million benefit tied to incremental IBKC merger cost savings.

Loans and leases
Average loan and lease balances of $56.5 billion increased $1.0 billion reflecting a 1% increase in commercial and a 4% increase in consumer. Commercial loan growth reflected a $300 million increase in commercial real estate and a $157 million increase in commercial and industrial. Consumer loan growth driven by a $513 million increase in consumer real estate. Results reflect a $574 million reduction in loans to mortgage companies ("LMC") and a $274 million decrease in PPP loans. Loan trends excluding PPP increased $1.2 billion compared to the prior quarter, driven by a $0.7 billion increase in commercial. Period-end loans and leases of $57.4 billion increased $0.8 billion from second quarter 2022, reflecting a 1% increase in commercial and a 3% increase in consumer. Before the impact of PPP and LMC, period-end loans increased $1.8 billion, or 3%, driven by a $1.4 billion increase in all other commercial loans.

Deposits
Average deposits of $68.1 billion decreased $3.8 billion, or 5%. Period-end deposits of $66.0 billion decreased $4.5 billion reflecting a $3.2 billion decrease in interest-bearing and a $1.3 billion decrease in noninterest-bearing. Total deposit costs of 25 basis points increased 15 basis points with a 25 basis point increase in interest-bearing deposit costs.

Asset quality
Provision expense of $60 million compared with a $30 million in second quarter 2022 reflecting the impact of loan growth, revised macroeconomic outlook and a preliminary estimate of potential losses related to Hurricane Ian.

Net charge-offs of $12 million, or 8 basis points, remained relatively stable with second quarter 2022 levels.

Nonperforming loans of $292 million decreased $9 million. Third quarter 2022 ACL to nonperforming loans coverage ratio of 258% compared with 234% in second quarter 2022.

The ACL to loans ratio increased to 1.31% from 1.24% in the second quarter 2022.

Capital
CET1 ratio of 9.9% in third quarter 2022 compared with 9.8% in second quarter 2022. Total capital ratio of 13.1% vs. 13.0% in second quarter 2022.

Income taxes
The third quarter 2022 effective tax rate of 22.6% compares with 21.3% in second quarter 2022. On an adjusted basis, the effective tax rate of 22.4% in the third quarter 2022 improved from 21.7% in second quarter 2022.

Forward-Looking Statements
This document contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended (the "Securities Act"), and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Forward-looking statements pertain to FHN's beliefs, plans, goals, expectations, and estimates. Forward-looking statements are not a representation of historical information, but instead pertain to future operations, strategies, financial results, or other developments. Forward-looking statements can be identified by the words “believe,” “expect,” “anticipate,” “intend,” “estimate,” “should,” “is likely,” “will,” “going forward,” and other expressions that indicate future events and trends.

Forward-looking statements are necessarily based upon estimates and assumptions that are inherently subject to significant business, operational, economic, and competitive uncertainties and contingencies, many of which are beyond FHN’s control, and many of which, with respect to future business decisions and actions (including acquisitions and divestitures), are subject to change and could cause FHN’s actual future results and outcomes to differ materially from those contemplated or implied by forward-looking statements or historical performance. Examples of uncertainties and contingencies include those mentioned: in this document; in Items 2.02 and 7.01 of FHN’s Current Report on Form 8-K to which this document has been filed as an exhibit; in the forepart, and in Items 1, 1A, and 7, of FHN’s most recent Annual Report on Form 10-K, as amended; and in the forepart, and in Item 1A of Part II, of FHN’s Quarterly Report(s) on Form 10-Q filed this year.

FHN assumes no obligation to update or revise any forward-looking statements that are made in this document or in any other statement, release, report, or filing from time to time.

Use of Non-GAAP Measures and Regulatory Measures that are not GAAP

Certain measures included in this report are “non-GAAP,” meaning they are not presented in accordance with generally accepted accounting principles in the U.S. and also are not codified in U.S. banking regulations currently applicable to FHN. Although other entities may use calculation methods that differ from those used by FHN for non-GAAP measures, FHN’s management believes such measures are relevant to understanding the financial condition, capital position, and financial results of FHN and its business segments. Non-GAAP measures are reported to FHN’s management and Board of Directors through various internal reports.

The non-GAAP measures presented in this earnings release are fully taxable equivalent measures, core net interest income ("NII"), pre-provision net revenue ("PPNR"), loans and leases excluding paycheck protection program ('PPP") and/or Loans to Mortgage Companies ("LMC"), return on average tangible common equity (“ROTCE”), tangible common equity (“TCE”) to tangible assets (“TA”), tangible book value ("TBV") per common share, and various consolidated and segment results and performance measures and ratios adjusted for notable items.

Presentation of regulatory measures, even those which are not GAAP, provide a meaningful base for comparability to other financial institutions subject to the same regulations as FHN, as demonstrated by their use by banking regulators in reviewing capital adequacy of financial institutions. Although not GAAP terms, these regulatory measures are not considered “non-GAAP” under U.S. financial reporting rules as long as their presentation conforms to regulatory standards. Regulatory measures used in this financial supplement include: common equity tier 1 capital ("CET1"), generally defined as common equity less goodwill, other intangibles, and certain other required regulatory deductions; tier 1 capital, generally defined as the sum of core capital (including common equity and instruments that cannot be redeemed at the option of the holder) adjusted for certain items under risk based capital regulations; and risk-weighted assets, which is a measure of total on- and off-balance sheet assets adjusted for credit and market risk, used to determine regulatory capital ratios.

Refer to the tabular reconciliation of non-GAAP to GAAP measures and presentation of the most comparable GAAP items beginning on page 22.

First Horizon Corp. (NYSE: FHN), with $80.3 billion in assets as of September 30, 2022, is a leading regional financial services company, dedicated to helping our clients, communities and associates unlock their full potential with capital and counsel. Headquartered in Memphis, TN, the banking subsidiary First Horizon Bank operates in 12 states across the southern U.S. The Company and its subsidiaries offer commercial, private banking, consumer, small business, wealth and trust management, retail brokerage, capital markets, fixed income, and mortgage banking services. First Horizon has been recognized as one of the nation's best employers by Fortune and Forbes magazines and a Top 10 Most Reputable U.S. Bank. More information is available at www.FirstHorizon.com.

Contact: Investor Relations - investorrelations@firsthorizon.com
Media Relations - Beth.Ardoin@firsthorizon.com

CONSOLIDATED INCOME STATEMENT
Quarterly, Unaudited

						3Q22 Change vs.
($s in millions, except per share data)	3Q22	2Q22	1Q22	4Q21	3Q21	2Q22		3Q21
						$	%	$	%
Interest income - taxable equivalent[1]	$737	$586	$513	$534	$536	$151	26%	$201	38%
Interest expense- taxable equivalent[1]	71	41	31	33	41	30	73	30	73
Net interest income- taxable equivalent	666	545	482	502	495	121	22	171	35
Less: Taxable-equivalent adjustment	4	3	3	3	3	1	33	1	33
Net interest income	662	542	479	498	492	120	22	170	35
Noninterest income:
Fixed income	46	51	73	82	96	(5)	(10)	(50)	(52)
Mortgage banking and title	9	34	22	28	34	(25)	(74)	(25)	(74)
Brokerage, trust, and insurance	34	36	37	36	37	(2)	(6)	(3)	(8)
Service charges and fees	56	57	57	56	56	(1)	(2)	—	—
Card and digital banking fees	21	23	20	19	21	(2)	(9)	—	—
Deferred compensation income	(3)	(17)	(4)	—	3	14	82	(6)	NM
Other noninterest income	50	16	24	25	(1)	34	NM	51	NM
Total noninterest income	213	201	229	247	247	12	6	(34)	(14)
Total revenue	875	743	707	745	738	132	18	137	19
Noninterest expense:
Personnel expense:
Salaries and benefits	186	190	190	190	191	(4)	(2)	(5)	(3)
Incentives and commissions	92	93	94	93	101	(1)	(1)	(9)	(9)
Deferred compensation expense	(2)	(18)	(5)	7	4	16	89	(6)	NM
Total personnel expense	275	265	280	290	296	10	4	(21)	(7)
Occupancy and equipment[2]	71	73	72	74	75	(2)	(3)	(4)	(5)
Outside services	66	70	84	81	89	(4)	(6)	(23)	(26)
Amortization of intangible assets	13	13	13	14	14	—	—	(1)	(7)
Other noninterest expense	44	68	44	70	52	(24)	(35)	(8)	(15)
Total noninterest expense	468	489	493	528	526	(21)	(4)	(58)	(11)
Pre-provision net revenue[3]	406	255	215	217	213	151	59	193	91
Provision for credit losses	60	30	(40)	(65)	(85)	30	100	145	NM
Income before income taxes	346	225	255	282	298	121	54	48	16
Provision for income taxes	78	48	57	53	63	30	63	15	24
Net income	268	177	198	229	235	91	51	33	14
Net income attributable to noncontrolling interest	3	3	3	3	3	—	—	—	—
Net income attributable to controlling interest	265	174	195	227	232	91	52	33	14
Preferred stock dividends	8	8	8	8	8	—	—	—	—
Net income available to common shareholders	$257	$166	$187	$219	$224	$91	55%	$33	15%
Common Share Data
EPS	$0.48	$0.31	$0.35	$0.41	$0.41	$0.17	55%	$0.07	17%
Basic shares	536	535	533	537	546	1	—	(10)	(2)
Diluted EPS	$0.45	$0.29	$0.34	$0.40	$0.41	$0.16	54	$0.04	10
Diluted shares[8]	570	569	550	542	550	1	—%	20	4%

Effective tax rate	22.6%	21.3%	22.4%	18.6%	21.1%
Numbers may not foot due to rounding. See footnote disclosures on page 21.

ADJUSTED[5] FINANCIAL DATA - SEE NOTABLE ITEMS ON PAGE 10
Quarterly, Unaudited

						3Q22 Change vs.
($s in millions, except per share data)	3Q22	2Q22	1Q22	4Q21	3Q21	2Q22		3Q21
						$	%	$	%
Net interest income (FTE)[1]	$666	$545	$482	$502	$495	$121	22%	$171	35%
Adjusted noninterest income:
Fixed income	46	51	73	82	96	(5)	(10)	(50)	(52)
Mortgage banking and title	9	22	22	28	34	(13)	(59)	(25)	(74)
Brokerage, trust, and insurance	34	36	37	36	37	(2)	(6)	(3)	(8)
Service charges and fees	56	57	57	56	56	(1)	(2)	—	—
Card and digital banking fees	21	23	20	19	21	(2)	(9)	—	—
Deferred compensation income	(3)	(17)	(4)	—	3	14	82	(6)	NM
Adjusted other noninterest income	18	15	18	25	21	3	20	(3)	(14)
Adjusted total noninterest income	$181	$188	$223	$246	$268	$(7)	(4)%	$(87)	(32)%
Total revenue (FTE)[1]	$846	$733	$704	$748	$763	$113	15%	$83	11%

Adjusted noninterest expense:
Adjusted personnel expense:
Adjusted salaries and benefits	$185	$190	$188	$189	$191	$(5)	(3)%	$(6)	(3)%
Adjusted Incentives and commissions	68	71	92	84	92	(3)	(4)	(24)	(26)
Deferred compensation expense	(2)	(18)	(5)	1	4	16	89	(6)	NM
Adjusted total personnel expense	251	244	275	274	286	7	3	(35)	(12)
Adjusted occupancy and equipment[2]	70	72	72	73	74	(2)	(3)	(4)	(5)
Adjusted outside services	64	61	59	66	65	3	5	(1)	(2)
Adjusted amortization of intangible assets	12	12	12	13	13	—	—	(1)	(8)
Adjusted other noninterest expense	48	50	37	46	42	(2)	(4)	6	14
Adjusted total noninterest expense	$444	$438	$455	$474	$480	$6	1%	$(36)	(8)%

Adjusted pre-provision net revenue[3]	$403	$295	$249	$274	$284	$108	37%	$119	42%

Adjusted provision for credit losses	$60	$30	$(40)	$(65)	$(85)	$30	100%	$145	NM

Adjusted net income available to common shareholders	$252	$195	$211	$260	$275	$57	29%	$(23)	(8)%

Adjusted Common Share Data
Adjusted diluted EPS	$0.44	$0.34	$0.38	$0.48	$0.50	$0.10	29%	$(0.06)	(12)%
Diluted shares[8]	570	569	550	542	550	1	—%	20	4%

Adjusted effective tax rate	22.4%	21.7%	22.5%	19.5%	21.8%
Adjusted ROTCE	17.9%	14.2%	14.7%	17.5%	18.4%
Adjusted efficiency ratio	52.4%	59.8%	64.6%	63.3%	62.9%
Numbers may not foot due to rounding.
See footnote disclosures on page 21.

NOTABLE ITEMS
Quarterly, Unaudited

(In millions)	3Q22	2Q22	1Q22	4Q21	3Q21
Summary of Notable Items:
Gain/(loss) on TRUPS redemption (other noninterest income)	$—	$—	$—	$(3)	$(23)
IBKC Branch sale gain (other noninterest income)	—	—	—	4	2
Gain on sale of title services business	21	—	—	—	—
Gain related to equity securities investment	10	—	—	—	—
Gain related to a fintech investment	—	—	6	—	—
Gain on sale of mortgage servicing rights	—	12	—	—	—
IBKC merger/acquisition expense	(3)	(13)	(28)	(38)	(46)
TD transaction-related expense	(21)	(25)	(9)	—	—
Other notable expenses*	—	(12)	—	(16)	—
Total notable items	$7	$(38)	$(32)	$(54)	$(68)
EPS impact of notable items	$0.01	$(0.05)	$(0.04)	$(0.08)	$(0.09)
Numbers may not foot due to rounding
*2Q22 includes $12 million of Visa derivative valuation expense; 4Q21 includes $10 million of Visa derivative valuation expense and $6 million of deferred compensation expense.

IMPACT OF NOTABLE ITEMS:
Quarterly, Unaudited

(In millions)	3Q22	2Q22	1Q22	4Q21	3Q21
Impacts of Notable Items:
Noninterest income:
Mortgage banking and title	$—	$(12)	$—	$—	$—
Other noninterest income	(32)	—	(6)	—	22
Total noninterest income	$(32)	$(13)	$(6)	$—	$22

Noninterest expense:
Personnel expenses:
Salaries and benefits	$—	$1	$(2)	$—	$—
Incentives and commissions	(24)	(22)	(2)	(9)	(10)
Deferred compensation expense	—	—	—	(6)	—
Total personnel expenses	(25)	(21)	(4)	(16)	(10)
Occupancy and equipment[2]	(1)	(1)	—	—	(1)
Outside services	(2)	(9)	(25)	(15)	(24)
Amortization of intangible assets	(1)	(1)	(1)	(1)	(1)
Other noninterest expense	4	(18)	(7)	(23)	(10)
Total noninterest expense	$(25)	$(50)	$(37)	$(54)	$(46)

Income before income taxes	$(7)	$38	$32	$54	$68
Provision for income taxes	(2)	9	7	13	17
Net income/(loss) available to common shareholders	$(5)	$29	$24	$41	$51
Numbers may not foot due to rounding

FINANCIAL RATIOS
Quarterly, Unaudited
						3Q22 Change vs.
	3Q22	2Q22	1Q22	4Q21	3Q21	2Q22			3Q21
FINANCIAL RATIOS						$/bp		%	$/bp		%
Net interest margin	3.49%	2.74%	2.37%	2.42%	2.41%	75	bp		108	bp
Return on average assets	1.29%	0.82%	0.90%	1.02%	1.05%	47			24
Adjusted return on average assets[4]	1.27%	0.95%	1.02%	1.21%	1.28%	32			(1)
Return on average common equity (“ROCE”)	13.85%	9.12%	9.92%	11.26%	11.43%	473			242
Return on average tangible common equity (“ROTCE”)[4]	18.23%	12.07%	12.98%	14.72%	14.95%	616			328
Adjusted ROTCE[4]	17.89%	14.15%	14.68%	17.51%	18.36%	374			(47)
Noninterest income as a % of total revenue	24.30%	27.06%	32.31%	33.10%	33.39%	(276)			(909)
Adjusted noninterest income as a % of total revenue[4]	21.37%	25.68%	31.63%	32.95%	35.14%	(431)			(1,377)
Efficiency ratio	53.56%	65.76%	69.66%	70.88%	71.21%	(1,220)			(1,765)
Adjusted efficiency ratio[4]	52.42%	59.79%	64.64%	63.31%	62.87%	(737)			(1,045)

CAPITAL DATA
CET1 capital ratio*	9.9%	9.8%	10.0%	9.9%	10.1%	12	bp		(16)	bp
Tier 1 capital ratio*	11.7%	11.6%	11.8%	11.0%	11.2%	8	bp		46	bp
Total capital ratio*	13.1%	13.0%	13.2%	12.3%	12.6%	13	bp		45	bp
Tier 1 leverage ratio*	9.8%	9.1%	8.8%	8.1%	8.1%	67	bp		165	bp
Risk-weighted assets (“RWA”) (billions)	$68.7	$67.3	$65.0	$64.2	$63.0	$1		2%	$6		9%
Total equity to total assets	10.32%	10.04%	9.81%	9.53%	9.64%	28	bp		68	bp
Tangible common equity/tangible assets (“TCE/TA”)[4]	6.64%	6.55%	6.44%	6.73%	6.80%	9	bp		(16)	bp
Period-end shares outstanding (millions)	537	536	535	534	542	1		—%	(5)		(1)%
Cash dividends declared per common share	$0.15	$0.15	$0.15	$0.15	$0.15	$—		—%	$—		—%
Book value per common share	$12.99	$13.50	$13.82	$14.39	$14.24	$(0.51)		(4)%	$(1.25)		(9)%
Tangible book value per common share[4]	$9.72	$10.18	$10.46	$11.00	$10.88	$(0.46)		(5)%	$(1.16)		(11)%

SELECTED BALANCE SHEET DATA
Loans-to-deposit ratio (period-end balances)	86.88%	80.13%	74.23%	73.25%	74.65%	675	bp		1,223	bp
Loans-to-deposit ratio (average balances)	82.99%	77.25%	72.93%	73.29%	75.28%	574	bp		771	bp
Full-time equivalent associates	7,569	7,627	7,900	7,863	7,982	(58)		(1)%	(413)		(5)%
Certain previously reported amounts have been reclassified to agree with current presentation.
*Current quarter is an estimate.
See footnote disclosures on page 21.

CONSOLIDATED PERIOD-END BALANCE SHEET
Quarterly, Unaudited

						3Q22 Change vs.
(In millions)	3Q22	2Q22	1Q22	4Q21	3Q21	2Q22		3Q21
						$	%	$	%
Assets:
Loans and leases:
Commercial, financial, and industrial (C&I)	$31,620	$31,276	$30,798	$31,068	$31,516	$344	1%	$104	—%
Commercial real estate	13,021	12,942	12,487	12,109	12,194	79	1	827	7
Total Commercial	44,641	44,218	43,285	43,177	43,710	423	1	931	2
Consumer real estate	11,864	11,441	10,874	10,772	10,787	423	4	1,077	10
Credit card and other[5]	849	870	854	910	938	(21)	(2)	(89)	(10)
Total Consumer	12,712	12,311	11,727	11,682	11,725	402	3	987	8
Loans and leases, net of unearned income	57,354	56,529	55,012	54,859	55,435	825	1	1,919	3
Loans held for sale	680	870	1,014	1,172	1,052	(190)	(22)	(372)	(35)
Investment securities	10,103	9,628	9,943	9,419	8,798	475	5	1,305	15
Trading securities	1,421	1,392	1,823	1,601	1,319	29	2	102	8
Interest-bearing deposits with banks	3,241	9,475	13,548	14,907	14,829	(6,234)	(66)	(11,587)	(78)
Federal funds sold and securities purchased under agreements to resell	690	712	640	641	361	(22)	(3)	329	91
Total interest earning assets	73,489	78,606	81,980	82,600	81,794	(5,117)	(7)	(8,305)	(10)
Cash and due from banks	1,193	1,133	1,225	1,147	1,197	60	5	(4)	—
Goodwill and other intangible assets, net	1,757	1,782	1,795	1,808	1,822	(26)	(1)	(65)	(4)
Premises and equipment, net	622	636	669	665	692	(15)	(2)	(70)	(10)
Allowance for loan and lease losses	(664)	(624)	(622)	(670)	(734)	(40)	(6)	70	9
Other assets	3,903	3,598	3,614	3,542	3,766	304	8	137	4
Total assets	$80,299	$85,132	$88,660	$89,092	$88,537	$(4,833)	(6)%	$(8,239)	(9)%

Liabilities and Shareholders' Equity:
Deposits:
Savings	$22,800	$24,376	$25,772	$26,457	$27,425	$(1,576)	(6)%	$(4,625)	(17)%
Time deposits	2,671	2,888	3,165	3,500	3,920	(217)	(7)	(1,249)	(32)
Other interest-bearing deposits	14,730	16,172	17,126	17,054	15,571	(1,442)	(9)	(840)	(5)
Total interest-bearing deposits	40,202	43,436	46,063	47,012	46,916	(3,234)	(7)	(6,715)	(14)
Trading liabilities	383	394	513	426	315	(11)	(3)	69	22
Short-term borrowings	1,416	1,953	1,719	2,124	2,225	(537)	(27)	(809)	(36)
Term borrowings	1,597	1,599	1,591	1,590	1,584	(3)	—	13	1
Total interest-bearing liabilities	43,598	47,382	49,885	51,151	51,040	(3,784)	(8)	(7,442)	(15)
Noninterest-bearing deposits	25,813	27,114	28,052	27,883	27,348	(1,301)	(5)	(1,536)	(6)
Other liabilities	2,605	2,085	2,027	1,564	1,617	520	25	988	61
Total liabilities	72,016	76,581	79,964	80,598	80,005	(4,566)	(6)	(7,989)	(10)
Shareholders' Equity:
Preferred stock	1,014	1,014	1,014	520	520	—	—	494	95
Common stock	335	335	334	333	339	—	—	(3)	(1)
Capital surplus	4,812	4,791	4,769	4,742	4,866	22	—	(54)	(1)
Retained earnings	3,254	3,079	2,996	2,891	2,754	175	6	500	18
Accumulated other comprehensive loss, net	(1,427)	(963)	(711)	(288)	(241)	(464)	(48)	(1,187)	NM
Combined shareholders' equity	7,987	8,255	8,400	8,199	8,237	(268)	(3)	(250)	(3)
Noncontrolling interest	295	295	295	295	295	—	—	—	—
Total shareholders' equity	8,283	8,551	8,696	8,494	8,533	(268)	(3)	(250)	(3)
Total liabilities and shareholders' equity	$80,299	$85,132	$88,660	$89,092	$88,537	$(4,833)	(6)%	$(8,239)	(9)%
Memo:
Total Deposits	$66,014	$70,550	$74,114	$74,895	$74,265	$(4,535)	(6)%	$(8,250)	(11)%
Unfunded Loan Commitments:
Commercial	$23,706	$23,251	$21,813	$20,487	$19,019	$455	2%	$4,687	25%
Consumer	$4,248	$3,972	$3,882	$3,936	$3,892	$276	7%	$356	9%
Numbers may not foot due to rounding. See footnote disclosures on page 21.

CONSOLIDATED AVERAGE BALANCE SHEET
Quarterly, Unaudited

						3Q22 Change vs.
(In millions)	3Q22	2Q22	1Q22	4Q21	3Q21	2Q22		3Q21
						$	%	$	%
Assets:
Loans and leases:
Commercial, financial, and industrial (C&I)	$31,120	$30,963	$30,215	$30,780	$31,477	$157	1%	$(357)	(1)%
Commercial real estate	12,926	12,626	12,229	12,220	12,264	300	2	662	5
Total Commercial	44,046	43,589	42,445	43,001	43,741	457	1	305	1
Consumer real estate	11,633	11,120	10,769	10,738	10,819	513	5	814	8
Credit card and other[5]	864	867	869	943	948	(3)	—	(84)	(9)
Total Consumer	12,496	11,987	11,638	11,681	11,767	509	4	729	6
Loans and leases, net of unearned income	56,543	55,576	54,082	54,682	55,508	967	2	1,035	2
Loans held-for-sale	761	1,027	1,156	1,252	992	(266)	(26)	(231)	(23)
Investment securities	10,315	9,781	9,668	9,269	8,494	533	5	1,820	21
Trading securities	1,342	1,509	1,594	1,552	1,171	(167)	(11)	171	15
Interest-bearing deposits with banks	6,341	10,989	14,902	15,065	15,022	(4,648)	(42)	(8,681)	(58)
Federal funds sold and securities purchased under agreements to resell	661	857	753	650	587	(196)	(23)	74	13
Total interest earning assets	75,963	79,739	82,155	82,469	81,775	(3,776)	(5)	(5,812)	(7)
Cash and due from banks	1,246	1,281	1,226	1,263	1,263	(36)	(3)	(17)	(1)
Goodwill and other intangibles assets, net	1,767	1,789	1,802	1,815	1,829	(21)	(1)	(62)	(3)
Premises and equipment, net	629	645	655	676	703	(16)	(3)	(74)	(11)
Allowances for loan and lease losses	(639)	(621)	(658)	(714)	(793)	(18)	(3)	154	19
Other assets	3,585	3,493	3,407	3,515	3,624	92	3	(39)	(1)
Total assets	$82,551	$86,326	$88,587	$89,025	$88,401	$(3,775)	(4)%	$(5,850)	(7)%

Liabilities and shareholders' equity:
Deposits:
Savings	$23,569	$24,841	$26,330	$26,731	$27,793	$(1,272)	(5)%	$(4,224)	(15)%
Time deposits	2,759	3,040	3,343	3,695	4,121	(281)	(9)	(1,362)	(33)
Other interest-bearing deposits	15,102	16,273	16,558	15,900	15,333	(1,171)	(7)	(231)	(2)
Total interest-bearing deposits	41,431	44,154	46,230	46,326	47,248	(2,723)	(6)	(5,816)	(12)
Trading liabilities	372	585	614	556	527	(213)	(36)	(155)	(29)
Short-term borrowings	1,711	1,710	1,995	2,249	2,452	1	—	(741)	(30)
Term borrowings	1,598	1,597	1,591	1,575	1,665	1	—	(67)	(4)
Total interest-bearing liabilities	45,112	48,046	50,430	50,707	51,892	(2,934)	(6)	(6,779)	(13)
Noninterest-bearing deposits	26,701	27,791	27,926	28,282	26,485	(1,089)	(4)	216	1
Other liabilities	2,068	1,875	1,613	1,511	1,447	193	10	621	43
Total liabilities	73,882	77,712	79,969	80,499	79,824	(3,830)	(5)	(5,942)	(7)
Shareholders' Equity:
Preferred stock	1,014	1,014	695	520	520	—	—	494	95
Common stock	335	335	334	336	342	1	—	(6)	(2)
Capital surplus	4,802	4,778	4,753	4,811	4,936	24	1	(134)	(3)
Retained earnings	3,175	3,051	2,938	2,819	2,673	124	4	502	19
Accumulated other comprehensive loss, net	(953)	(859)	(398)	(256)	(190)	(94)	(11)	(763)	NM
Combined shareholders' equity	8,373	8,318	8,323	8,230	8,281	55	1	92	1
Noncontrolling interest	295	295	295	295	295	—	—	—	—
Total shareholders' equity	8,669	8,614	8,619	8,526	8,577	55	1	92	1
Total liabilities and shareholders' equity	$82,551	$86,326	$88,587	$89,025	$88,401	$(3,775)	(4)%	$(5,850)	(7)%
Memo:
Total Deposits	$68,133	$71,945	$74,156	$74,608	$73,733	$(3,813)	(5)%	$(5,600)	(8)%
Numbers may not foot due to rounding. See footnote disclosures on page 21.

CONSOLIDATED NET INTEREST INCOME AND AVERAGE BALANCE SHEET: YIELDS AND RATES
Quarterly, Unaudited
											3Q22 Change vs.
	3Q22		2Q22		1Q22		4Q21		3Q21		2Q22		3Q21
(In millions, except rates)	Income/Expense	Rate	Income/Expense	Rate	Income/Expense	Rate	Income/Expense	Rate	Income/Expense	Rate	Income/Expense		Income/Expense
											$	%	$	%
Interest earning assets/Interest income:
Loans and leases, net of unearned income:
Commercial	$496	4.47%	$382	3.52%	$339	3.24%	$365	3.37%	$372	3.37%	$114	30%	$124	33%
Consumer	124	3.94	112	3.74	108	3.71	110	3.77	112	3.83	12	11	12	11
Loans and leases, net of unearned income	619	4.35	494	3.57	447	3.34	475	3.45	484	3.47	125	25	135	28
Loans held-for-sale	9	4.91	10	3.89	10	3.51	11	3.49	8	3.25	(1)	(10)	1	12
Investment securities	55	2.14	46	1.87	38	1.59	33	1.43	31	1.48	9	20	24	78
Trading securities	15	4.55	13	3.43	11	2.75	10	2.50	6	2.07	2	15	9	147
Interest-bearing deposits with banks	34	2.15	22	0.79	7	0.19	6	0.15	6	0.16	12	55	28	NM
Federal funds sold and securities purchased under agreements	2	2.04	1	0.66	—	(0.04)	—	(0.09)	—	(0.03)	1	100	2	NM
Interest income	$737	3.86%	$586	2.95%	$513	2.52%	$534	2.58%	$536	2.61%	$151	26%	$201	38%

Interest bearing liabilities/Interest expense:
Interest-bearing deposits:
Savings	$18	0.31%	$5	0.08%	$3	0.05%	$4	0.06%	$9	0.12%	$13	NM	$9	110%
Time deposits	2	0.50	4	0.50	4	0.51	5	0.56	6	0.62	(2)	(50)	(4)	(69)
Other interest-bearing deposits	21	0.56	9	0.22	4	0.09	4	0.10	5	0.12	12	133	16	NM
Total interest-bearing deposits	42	0.41	18	0.16	11	0.10	13	0.11	20	0.17	24	133	22	113
Trading liabilities	3	3.03	4	2.52	3	1.69	2	1.38	1	1.11	(1)	(25)	2	103
Short-term borrowings	7	2.22	2	0.58	1	0.15	1	0.18	1	0.24	5	NM	6	NM
Term borrowings	18	4.57	17	4.38	17	4.29	17	4.30	18	4.39	1	6	—	(2)
Interest expense	71	0.63	41	0.34	31	0.25	33	0.26	41	0.31	30	73	30	73
Net interest income - tax equivalent basis	666	3.23	545	2.61	482	2.27	502	2.32	495	2.30	121	22	171	35
Fully taxable equivalent adjustment	(4)	0.26	(3)	0.13	(3)	0.10	(3)	0.10	(3)	0.11	(1)	(33)	(1)	(36)
Net interest income	$662	3.49%	$542	2.74%	$479	2.37%	$498	2.42%	$492	2.41%	$120	22%	$170	35%

Memo:
Total loan yield		4.35%		3.57%		3.34%		3.45%		3.47%
Total deposit cost		0.25%		0.10%		0.06%		0.07%		0.11%
Total funding cost		0.39%		0.22%		0.16%		0.16%		0.21%
Net interest income and yields are adjusted to a fully taxable equivalent (“FTE”) basis assuming a statutory federal income tax of 21 percent and, where applicable, state income taxes.
Earning assets yields are expressed net of unearned income.
Loan yields include loan fees, cash basis interest income, and loans on nonaccrual status.
Numbers may not foot due to rounding.
See footnote disclosures on page 21.

CONSOLIDATED NONPERFORMING LOANS AND LEASES ("NPL")
Quarterly, Unaudited

	As of					3Q22 change vs.
(In millions, except ratio data)	3Q22	2Q22	1Q22	4Q21	3Q21	2Q22		3Q21
						$	%	$	%
Nonperforming loans and leases
Commercial, financial, and industrial (C&I)	$116	$129	$153	$125	$144	$(12)	(10)%	$(27)	(19)%
Commercial real estate	10	11	12	9	58	—	(2)	(48)	(82)
Consumer real estate	163	159	165	138	143	4	2	19	14
Credit card and other	3	3	3	3	2	—	3	1	28
Total nonperforming loans and leases	$292	$301	$332	$275	$347	$(9)	(3)%	$(55)	(16)%

Asset Quality Ratio
Nonperforming loans and leases to loans and leases
Commercial, financial, and industrial (C&I)	0.37%	0.41%	0.50%	0.40%	0.46%
Commercial real estate	0.08	0.08	0.09	0.08	0.48
Consumer real estate	1.37	1.39	1.52	1.29	1.33
Credit card and other	0.31	0.29	0.32	0.31	0.22
Total nonperforming loans and leases to loans and leases	0.51%	0.53%	0.60%	0.50%	0.63%
Numbers may not foot due to rounding.

CONSOLIDATED LOANS AND LEASES 90 DAYS OR MORE PAST DUE AND ACCRUING
Quarterly, Unaudited

	As of					3Q22 change vs.
(In millions)	3Q22	2Q22	1Q22	4Q21	3Q21	2Q22		3Q21
						$	%	$	%
Loans and leases 90 days or more past due and accruing
Commercial, financial, and industrial (C&I)	$1	$1	$6	$5	$1	$1	143%	$—	22%
Commercial real estate	—	—	—	—	2	—	(100)	(2)	(100)
Consumer real estate	17	14	14	33	12	3	20	5	40
Credit card and other	6	3	3	2	2	3	102	4	NM
Total loans and leases 90 days or more past due and accruing	$24	$17	$23	$40	$16	$6	36%	$7	46%
Numbers may not foot due to rounding.

CONSOLIDATED NET CHARGE-OFFS (RECOVERIES)
Quarterly, Unaudited

	As of					3Q22 change vs.
(In millions, except ratio data)	3Q22	2Q22	1Q22	4Q21	3Q21	2Q22		3Q21
Charge-off, Recoveries and Related Ratios						$	%	$	%
Gross Charge-offs
Commercial, financial, and industrial (C&I)	$13	$12	$13	$5	$12	$1	5%	$1	11%
Commercial real estate	1	—	—	—	2	—	NM	(2)	(78)
Consumer real estate	1	2	1	2	1	(1)	(57)	—	32
Credit card and other	7	7	5	4	5	—	1	2	46
Total gross charge-offs	$21	$21	$19	$11	$19	$—	(1)%	$2	9%
Gross Recoveries
Commercial, financial, and industrial (C&I)	$(2)	$(1)	$(3)	$(3)	$(7)	$(1)	(59)%	$5	73%
Commercial real estate	—	(1)	—	—	(2)	1	91	2	96
Consumer real estate	(6)	(6)	(5)	(5)	(7)	—	(9)	1	18
Credit card and other	(1)	(1)	(1)	(1)	—	—	(8)	(1)	NM
Total gross recoveries	$(9)	$(9)	$(9)	$(10)	$(16)	$—	(5)%	$7	43%
Net Charge-offs (Recoveries)
Commercial, financial, and industrial (C&I)	$11	$11	$10	$1	$5	$—	(1)%	$6	128%
Commercial real estate	—	(1)	—	—	—	1	NM	—	37
Consumer real estate	(5)	(3)	(4)	(3)	(7)	(2)	(54)	2	24
Credit card and other	5	5	4	3	4	—	(1)	1	21
Total net charge-offs	$12	$12	$10	$1	$3	$(1)	(5)%	$9	NM

Annualized Net Charge-off (Recovery) Rates
Commercial, financial, and industrial (C&I)	0.14%	0.14%	0.13%	0.01%	0.06%
Commercial real estate	0.01	(0.03)	(0.01)	(0.01)	0.01
Consumer real estate	(0.17)	(0.12)	(0.15)	(0.10)	(0.24)
Credit card and other	2.46	2.49	1.85	1.26	1.86
Total loans and leases	0.08%	0.09%	0.07%	0.01%	0.02%
Numbers may not foot due to rounding.

CONSOLIDATED ALLOWANCE FOR LOAN AND LEASE LOSSES AND RESERVE FOR UNFUNDED COMMITMENTS
Quarterly, Unaudited

	As of					3Q22 Change vs.
(In millions)	3Q22	2Q22	1Q22	4Q21	3Q21	2Q22		3Q21
Summary of Changes in the Components of the Allowance For Credit Losses						$	%	$	%
Allowance for loan and lease losses - beginning	$624	$622	$670	$734	$815	$2	—%	$(191)	(23)%
Charge-offs:
Commercial, financial, and industrial (C&I)	(13)	(12)	(13)	(5)	(12)	(1)	(5)	(1)	(11)
Commercial real estate	(1)	—	—	—	(2)	—	NM	2	78
Consumer real estate	(1)	(2)	(1)	(2)	(1)	1	57	—	(32)
Credit card and other	(7)	(7)	(5)	(4)	(5)	—	(1)	(2)	(46)
Total charge-offs	(21)	(21)	(19)	(11)	(19)	—	1	(2)	(9)
Recoveries:
Commercial, financial, and industrial (C&I)	2	1	3	3	7	1	59	(5)	(73)
Commercial real estate	—	1	—	—	2	(1)	(91)	(2)	(96)
Consumer real estate	6	6	5	5	7	—	9	(1)	(18)
Credit card and other	1	1	1	1	—	—	8	1	NM
Total Recoveries	9	9	9	10	16	—	5	(7)	(43)
Provision for loan and lease losses:
Commercial, financial, and industrial (C&I)	32	(2)	(36)	(40)	(5)	34	NM	37	NM
Commercial real estate	8	(12)	(3)	(9)	(48)	19	NM	56	116
Consumer real estate	5	16	(3)	(18)	(31)	(11)	(68)	36	117
Credit card and other	7	12	4	3	6	(4)	(38)	1	15
Total provision for loan and lease losses:	52	14	(38)	(63)	(78)	38	NM	130	NM
Allowance for loan and lease losses - ending	$664	$624	$622	$670	$734	$40	6%	$(70)	(9)%

Reserve for unfunded commitments - beginning	$80	$64	$66	$68	$75	$16	25%	$5	7%
Cumulative effect of change in accounting principle	—	—	—	—	—	—	NM	—	NM
Acquired reserve for unfunded commitments	—	—	—	—	—	—	NM	—	NM
Provision for unfunded commitments	8	16	(2)	(2)	(7)	(8)	(50)	15	NM
Reserve for unfunded commitments - ending	$88	$80	$64	$66	$68	$8	10%	$20	29%
Total allowance for credit losses- ending	$752	$704	$686	$736	$802	$48	7%	$(50)	(6)%
Numbers may not foot due to rounding.

CONSOLIDATED ASSET QUALITY RATIOS - ALLOWANCE FOR LOAN AND LEASE LOSSES
Quarterly, Unaudited

	As of
	3Q22	2Q22	1Q22	4Q21	3Q21

Allowance for loans and lease losses to loans and leases
Commercial, financial, and industrial (C&I)	0.93%	0.88%	0.93%	1.07%	1.19%
Commercial real estate	1.14%	1.09%	1.21%	1.27%	1.33%
Consumer real estate	1.63%	1.60%	1.51%	1.51%	1.65%
Credit card and other	3.32%	3.01%	2.31%	2.14%	2.03%
Total allowance for loans and lease losses to loans and leases	1.16%	1.10%	1.13%	1.22%	1.32%
Allowance for loans and lease losses to nonperforming loans and leases
Commercial, financial, and industrial (C&I)	253%	213%	188%	268%	261%
Commercial real estate	1,422%	1,331%	1,303%	1,671%	278%
Consumer real estate	119%	115%	99%	118%	125%
Credit card and other	1,070%	1,021%	730%	699%	926%
Total allowance for loans and lease losses to nonperforming loans and leases	228%	207%	187%	244%	211%

REGIONAL BANKING
Quarterly, Unaudited

						3Q22 Change vs.
	3Q22	2Q22	1Q22	4Q21	3Q21	2Q22			3Q21
						$/bp		%	$/bp		%
Income Statement (millions)
Net interest income	$517	$465	$428	$449	$444	$52		11%	$73		16%
Noninterest income	110	114	114	115	113	(4)		(4)	(3)		(3)
Total revenue	627	579	541	564	557	48		8	70		13
Noninterest expense	304	301	306	300	292	3		1	12		4
Pre-provision net revenue[3]	323	277	235	263	265	46		17	58		22
Provision for credit losses	43	52	(30)	(60)	(52)	(9)		(17)	95		NM
Income before income tax expense	281	226	266	323	317	55		24	(36)		(11)
Income tax expense	66	53	63	76	74	13		25	(8)		(11)
Net income	$215	$173	$203	$248	$243	$42		24%	$(28)		(12)%

Average Balances (billions)
Total loans and leases	$40.1	$39.2	$38.0	$37.7	$38.5	$0.9		2%	$1.6		4%
Interest-earning assets	40.1	39.2	38.0	37.8	38.5	0.9		2	1.6		4
Total assets	42.8	42.0	40.5	40.0	40.9	0.8		2	1.9		5
Total deposits	62.0	64.6	66.6	66.7	65.6	(2.6)		(4)	(3.6)		(5)

Key Metrics
Net interest margin[6]	5.15%	4.78%	4.58%	4.75%	4.60%	37	bp		55	bp
Efficiency ratio	48.47%	52.05%	56.51%	53.25%	52.41%	(358)	bp		(394)	bp
Loans-to-deposits ratio (period-end balances)	66.79%	62.79%	57.47%	57.27%	59.82%	400	bp		697	bp
Loans-to-deposits ratio (average-end balances)	64.70%	60.71%	56.97%	58.78%	61.48%	399	bp		322	bp
Return on average assets (annualized)	1.99%	1.65%	2.03%	2.45%	2.36%	34	bp		(37)	bp
Return on allocated equity[7]	23.93%	19.63%	23.54%	27.95%	26.85%	430	bp		(292)	bp
Financial center locations	417	417	417	427	438	—		—%	(21)		(5)%
Numbers may not add to total due to rounding.
Certain previously reported amounts have been reclassified to agree with current presentation.
See footnote disclosures on page 21.

Regional Banking segment: Offers financial products and services, including traditional lending and deposit taking, to consumer and commercial customers primarily in the southern and southeastern U.S. and other selected markets. Regional Banking also provides investment, wealth management, financial planning, trust and asset management services for consumer customers.

SPECIALTY BANKING
Quarterly, Unaudited

						3Q22 Change vs.
	3Q22	2Q22	1Q22	4Q21	3Q21	2Q22			3Q21
						$/bp		%	$/bp		%
Income Statement (millions)
Net interest income	$138	$141	$144	$154	$154	$(3)		(2)%	$(16)		(10)%
Noninterest income	64	96	105	120	142	(32)		(33)	(78)		(55)
Total revenue	202	237	250	274	295	(35)		(15)	(93)		(32)
Noninterest expense	104	113	132	128	138	(9)		(8)	(34)		(25)
Pre-provision net revenue[3]	98	124	118	146	157	(26)		(21)	(59)		(38)
Provision for credit losses	17	(18)	(2)	(3)	(33)	35		NM	50		NM
Income before income tax expense	81	143	121	149	190	(62)		(43)	(109)		(57)
Income tax expense	20	35	29	36	46	(15)		(43)	(26)		(57)
Net income	$61	$108	$91	$113	$144	$(47)		(44)%	$(83)		(58)%

Average Balances (billions)
Total loans and leases	$15.9	$15.8	$15.5	$16.3	$16.3	$0.1		1%	$(0.4)		(3)%
Interest-earning assets	18.6	19.1	19.0	19.8	19.2	(0.5)		(3)	(0.6)		(3)
Total assets	19.7	20.2	20.2	21.0	20.5	(0.5)		(2)	(0.8)		(4)
Total deposits	5.2	6.3	6.5	6.7	6.2	(1.1)		(18)	(1.0)		(16)

Key Metrics
Fixed income product average daily revenue (thousands)	$524	$612	$987	$1,123	$1,323	$(88)		(14)%	$(799)		(60)%
Net interest margin[6]	2.96%	2.97%	3.07%	3.10%	3.18%	(1)	bp		(22)	bp
Efficiency ratio	51.39%	47.60%	52.74%	46.74%	46.83%	379	bp		456	bp
Loans-to-deposits ratio (period-end balances)	378%	268%	256%	274%	308%	10,977	bp		6,988	bp
Loans-to-deposits ratio (average-end balances)	307%	250%	239%	266%	293%	5,707	bp		1,449	bp
Return on average assets (annualized)	1.23%	2.14%	1.83%	2.14%	2.79%	(91)	bp		(156)	bp
Return on allocated equity[7]	14.95%	26.13%	22.84%	25.31%	31.41%	(1,118)	bp		(1,646)	bp
Numbers may not add to total due to rounding.
Certain previously reported amounts have been reclassified to agree with current presentation.
See footnote disclosures on page 21.

Specialty Banking segment: Consists of lines of business that deliver product offerings and services with specialized industry knowledge. Specialty Banking’s lines of business include asset-based lending, mortgage warehouse lending, commercial real estate, franchise finance, correspondent banking, equipment finance, mortgage, and title insurance. In addition to traditional lending and deposit taking, Specialty Banking also delivers treasury management solutions, loan syndications, and international banking. Additionally, Specialty Banking has a line of business focused on fixed income securities sales, trading, underwriting, and strategies for institutional clients in the U.S. and abroad, as well as loan sales, portfolio advisory services, and derivative sales.

CORPORATE
Quarterly, Unaudited

						3Q22 Change vs.
	3Q22	2Q22	1Q22	4Q21	3Q21	2Q22		3Q21
						$	%	$	%
Income Statement (millions)
Net interest income/(expense)	$7	$(64)	$(93)	$(104)	$(106)	$71	111%	$113	107%
Noninterest income	39	(8)	9	11	(8)	47	NM	47	NM
Total revenues	45	(73)	(84)	(93)	(114)	118	NM	159	139
Noninterest expense	61	75	55	100	95	(14)	(19)	(34)	(36)
Pre-provision net revenue[3]	(15)	(147)	(139)	(193)	(210)	132	90	195	93
Provision for credit losses	—	(4)	(7)	(2)	—	4	100	—	NM
Income before income tax expense	(15)	(144)	(132)	(191)	(210)	129	90	195	93
Income tax expense (benefit)	(7)	(40)	(35)	(59)	(57)	33	83	50	88
Net income/(loss)	$(8)	$(104)	$(97)	$(132)	$(152)	$96	92%	$144	95%

Average Balance Sheet (billions)
Interest bearing assets	$17.3	$21.5	$25.2	$25.0	$24.0	$(4.1)	(19)%	$(6.7)	(28)%
Total assets	20.0	24.1	27.8	27.9	27.0	(4.2)	(17)	(7.0)	(26)
Numbers may not add to total due to rounding.
Certain previously reported amounts have been reclassified to agree with current presentation.

Corporate segment: Consists primarily of corporate support functions including risk management, audit, accounting, finance, executive office, and corporate communications. Shared support services such as human resources, properties, technology, credit risk and bank operations are allocated to the activities of Regional Banking, Specialty Banking, and Corporate. Additionally, the Corporate segment includes centralized management of capital and funding to support the business activities of the company including management of wholesale funding, liquidity, and capital management and allocation. Finally, the Corporate segment includes the revenue and expense associated with run-off businesses such as pre-2009 mortgage banking elements, run-off consumer and trust preferred loan portfolios, and other exited businesses.

FOOTNOTES
1 Taxable equivalent interest income and interest expense are non-GAAP measures and reconcile to net interest income (GAAP) in the table.
2 Occupancy and Equipment expense includes Computer Software Expense.
3 Pre-provision net revenue is a non-GAAP measure and is reconciled to income before income taxes (GAAP) in the table.
4 Represents a non-GAAP measure and is reconciled to the nearest GAAP measure in the non-GAAP to GAAP reconciliations beginning on page 22.
5 Credit card and other includes an insignificant amount of commercial credit card balances.
6 Net interest margin is computed using total NII adjusted for FTE assuming a statutory federal income tax rate of 21 percent, and, where applicable state taxes.
7 Segment equity is allocated based on an internal allocation methodology.
8 Third quarter and Second quarter 2022 includes 27.5 million shares related to the full impact of Series G convertible securities issued in connection with TD transaction; First quarter 2022 includes 9.8 million shares related to the one month average impact of these shares.

CONSOLIDATED NON-GAAP TO GAAP RECONCILIATION
Quarterly, Unaudited

($s in millions, except per share data)	3Q22	2Q22	1Q22	4Q21	3Q21

Tangible Common Equity (Non-GAAP)
(A) Total equity (GAAP)	$8,283	$8,551	$8,696	$8,494	$8,533
Less: Noncontrolling interest (a)	295	295	295	295	295
Less: Preferred stock (a)	1,014	1,014	1,014	520	520
(B) Total common equity	$6,974	$7,242	$7,387	$7,679	$7,717
Less: Intangible assets (GAAP) (b)	1,757	1,782	1,795	1,808	1,822
(C) Tangible common equity (Non-GAAP)	$5,217	$5,459	$5,592	$5,871	$5,895

Tangible Assets (Non-GAAP)
(D) Total assets (GAAP)	$80,299	$85,132	$88,660	$89,092	$88,537
Less: Intangible assets (GAAP) (b)	1,757	1,782	1,795	1,808	1,822
(E) Tangible assets (Non-GAAP)	$78,542	$83,350	$86,865	$87,284	$86,715

Period-end Shares Outstanding
(F) Period-end shares outstanding	537	536	535	534	542

Ratios
(A)/(D) Total equity to total assets (GAAP)	10.32%	10.04%	9.81%	9.53%	9.64%
(C)/(E) Tangible common equity to tangible assets (“TCE/TA”) (Non-GAAP)	6.64%	6.55%	6.44%	6.73%	6.80%
(B)/(F) Book value per common share (GAAP)	$12.99	$13.50	$13.82	$14.39	$14.24
(C)/(F) Tangible book value per common share (Non-GAAP)	$9.72	$10.18	$10.46	$11.00	$10.88
(a)     Included in Total equity on the Consolidated Balance Sheet.
(b)     Includes goodwill and other intangible assets, net of amortization.
Numbers may not foot due to rounding.

CONSOLIDATED NON-GAAP TO GAAP RECONCILIATION
Quarterly, Unaudited
	3Q22			2Q22			1Q22			4Q21			3Q21
($s in millions, except per share data)	GAAP	Notable Items	Non-GAAP	GAAP	Notable Items	Non-GAAP	GAAP	Notable Items	Non-GAAP	GAAP	Notable Items	Non-GAAP	GAAP	Notable Items	Non-GAAP
Interest income - FTE	$733	$4	$737	$583	$3	$586	$510	$3	$513	$531	$3	$534	$533	$3	$536
Interest expense- FTE	71	—	71	41	—	41	31	—	31	33	—	33	41	—	41
Net interest income- FTE	662	4	666	542	3	545	479	3	482	498	3	502	492	3	495
Less: Taxable-equivalent adjustment	—	4	4	—	3	3	—	3	3	—	3	3	—	3	3
Net interest income	662	—	662	542	—	542	479	—	479	498	—	498	492	—	492
Noninterest income:
Fixed income	46	—	46	51	—	51	73	—	73	82	—	82	96	—	96
Mortgage banking and title	9	—	9	34	(12)	22	22	—	22	28	—	28	34	—	34
Brokerage, trust, and insurance	34	—	34	36	—	36	37	—	37	36	—	36	37	—	37
Service charges and fees	56	—	56	57	—	57	57	—	57	56	—	56	56	—	56
Card and digital banking fees	21	—	21	23	—	23	20	—	20	19	—	19	21	—	21
Deferred compensation income	(3)	—	(3)	(17)	—	(17)	(4)	—	(4)	—	—	—	3	—	3
Other noninterest income	50	(32)	18	16	—	15	24	(6)	18	25	—	25	(1)	22	21
Total noninterest income	213	(32)	181	201	(13)	188	229	(6)	223	247	—	246	247	22	268
Total revenue	875	(32)	843	743	(13)	730	707	(6)	702	745	—	745	738	22	760
Noninterest expense:
Personnel expense:
Salaries and benefits	186	—	185	190	1	191	190	(2)	188	190	—	189	191	—	191
Incentives and commissions	92	(24)	68	93	(22)	71	94	(2)	92	93	(9)	84	101	(10)	92
Deferred compensation expense	(2)	—	(2)	(18)	—	(18)	(5)	—	(5)	7	(6)	1	4	—	4
Total personnel expense	275	(25)	251	265	(21)	244	280	(4)	275	290	(16)	274	296	(10)	286
Occupancy and equipment	71	(1)	70	73	(1)	72	72	—	72	74	—	73	75	(1)	74
Outside services	66	(2)	64	70	(9)	61	84	(25)	59	81	(15)	66	89	(24)	65
Amortization of intangible assets	13	(1)	12	13	(1)	12	13	(1)	12	14	(1)	13	14	(1)	13
Other noninterest expense	44	4	48	68	(18)	50	44	(7)	37	70	(23)	46	52	(10)	42
Total noninterest expense	468	(25)	444	489	(50)	438	493	(37)	455	528	(54)	474	526	(46)	480
Pre-provision net revenue	406	(7)	399	255	38	293	215	32	246	217	54	271	213	68	281
Provision for credit losses	60	—	60	30	—	30	(40)	—	(40)	(65)	—	(65)	(85)	—	(85)
Income before income taxes	346	(7)	339	225	38	263	255	32	286	282	54	336	298	68	365
Provision for income taxes	78	(2)	76	48	9	57	57	7	64	53	13	65	63	17	80
Net income	268	(5)	263	177	29	205	198	24	222	229	41	271	235	51	286
Net income attributable to noncontrolling interest	3	—	3	3	—	3	3	—	3	3	—	3	3	—	3
Net income attributable to controlling interest	265	(5)	260	174	29	202	195	24	219	227	41	268	232	51	283
Preferred stock dividends	8	—	8	8	—	8	8	—	8	8	—	8	8	—	8
Net income available to common shareholders	$257	$(5)	$252	$166	$29	$195	$187	$24	$211	$219	$41	$260	$224	$51	$275
Common Stock Data
EPS	$0.48	$0.01	$0.47	$0.31	$(0.05)	$0.36	$0.35	$(0.05)	$0.40	$0.41	$(0.08)	$0.48	$0.41	$(0.09)	$0.50
Basic shares	536		536	535		535	533		533	537		537	546		546
Diluted EPS	$0.45	$0.01	$0.44	$0.29	$(0.05)	$0.34	$0.34	$(0.04)	$0.38	$0.40	$(0.08)	$0.48	$0.41	$(0.09)	$0.50
Diluted shares[8]	570		570	569		569	550		550	542		542	550		550
Memo:
Total Revenue-FTE (Non-GAAP)	$875	$(28)	$847	$743	$(10)	$733	$707	$3	$704	$745	$3	$748	$738	$24	$763
PPNR-FTE (Non-GAAP)	$406	$(3)	$403	$255	$39	$295	$215	$34	$249	$217	$58	$274	$213	$71	$283
Amounts adjusted for notable items as detailed on page 10.
Numbers may not foot due to rounding.

CONSOLIDATED NON-GAAP TO GAAP RECONCILIATION
Quarterly, Unaudited

($s in millions, except per share data)		3Q22	2Q22	1Q22	4Q21	3Q21

Adjusted Diluted EPS
Net income available to common shareholders ("NIAC") (GAAP)	a	$257	$166	$187	$219	$224
Plus Tax effected notable items (Non-GAAP) (a)		(5)	29	24	41	51
Adjusted net income available to common shareholders (Non-GAAP)	b	$252	$195	$211	$260	$275

Diluted Shares (GAAP)[8]	c	570	569	550	542	550

Diluted EPS (GAAP)	a/c	$0.45	$0.29	$0.34	$0.40	$0.41
Adjusted diluted EPS (Non-GAAP)	b/c	$0.44	$0.34	$0.38	$0.48	$0.50

Adjusted Net Income ("NI") and Adjusted Return on Assets ("ROA")
Net Income ("NI") (GAAP)		$268	$177	$198	$229	$235
Plus Tax effected notable items (Non-GAAP) (a)		(5)	29	24	41	51
Adjusted NI (Non-GAAP)		$263	$206	$223	$270	$286

NI (annualized) (GAAP)	d	$1,063	$709	$801	$910	$931
Adjusted NI (annualized) (Non-GAAP)	e	$1,045	$823	$900	$1,074	$1,133

Average assets (GAAP)	f	$82,551	$86,326	$88,587	$89,025	$88,401

ROA (GAAP)	d/f	1.29%	0.82%	0.90%	1.02%	1.05%
Adjusted ROA (Non-GAAP)	e/f	1.27%	0.95%	1.02%	1.21%	1.28%

Return on Average Common Equity ("ROCE")/ Return on Average Tangible Common Equity ("ROTCE")/ Adjusted ROTCE
Net income available to common shareholders ("NIAC") (GAAP)	g	$1,020	$666	$756	$868	$887
Adjusted Net income available to common shareholders (annualized) (Non-GAAP)	h	$1,001	$781	$855	$1,032	$1,089

Average Common Equity (GAAP)	i	$7,360	$7,305	$7,628	$7,710	$7,761
Intangible Assets (GAAP) (b)		1,767	1,789	1,802	1,815	1,829
Average Tangible Common Equity (Non-GAAP)	j	$5,593	$5,516	$5,826	$5,895	$5,932

ROCE (GAAP)	g/i	13.85%	9.12%	9.92%	11.26%	11.43%
ROTCE (Non-GAAP)	g/j	18.23%	12.07%	12.98%	14.72%	14.95%
Adjusted ROTCE (Non-GAAP)	h/j	17.89%	14.15%	14.68%	17.51%	18.36%
(a) Amounts adjusted for notable items as detailed on page 10.
(b)     Includes goodwill and other intangible assets, net of amortization.
Numbers may not foot due to rounding.

CONSOLIDATED NON-GAAP TO GAAP RECONCILIATION
Quarterly, Unaudited

(In millions)		3Q22	2Q22	1Q22	4Q21	3Q21

Adjusted Noninterest Income as a % of Total Revenue
Noninterest income (GAAP)	k	$213	$201	$229	$247	$247
Plus notable items (GAAP) (a)		(32)	(13)	(6)	—	22
Adjusted noninterest income (Non-GAAP)	l	$181	$188	$223	$246	$268

Revenue (GAAP)	m	$875	$743	$707	$745	$738
Taxable-equivalent adjustment		4	3	3	3	3
Revenue- Taxable-equivalent (Non-GAAP)		879	746	710	748	741
Plus notable items (GAAP) (a)		(32)	(13)	(6)	—	22
Adjusted revenue (Non-GAAP)	n	$847	$733	$704	$748	$763

Noninterest income as a % of total revenue (GAAP)	k/m	24.30%	27.06%	32.31%	33.10%	33.39%
Adjusted noninterest income as a % of total revenue (Non-GAAP)	l/n	21.37%	25.68%	31.63%	32.95%	35.14%

Adjusted Efficiency Ratio
Noninterest expense (GAAP)	o	$468	$489	$493	$528	$526
Plus notable items (GAAP) (a)		(25)	(50)	(37)	(54)	(46)
Adjusted noninterest expense (Non-GAAP)	p	$444	$438	$455	$474	$480

Revenue (GAAP)	q	$875	$743	$707	$745	$738
Taxable-equivalent adjustment		4	3	3	3	3
Revenue- Taxable-equivalent (Non-GAAP)		878	746	710	748	741
Plus notable items (GAAP) (a)		(32)	(13)	(6)	—	22
Adjusted revenue (Non-GAAP)	r	$847	$733	$704	$748	$763

Efficiency ratio (GAAP)	o/q	53.56%	65.76%	69.66%	70.88%	71.21%
Adjusted efficiency ratio (Non-GAAP)	p/r	52.42%	59.79%	64.64%	63.31%	62.87%
(a) Amounts adjusted for notable items as detailed on page 10.
(b)     Includes goodwill and other intangible assets, net of amortization.
Numbers may not foot due to rounding.

CONSOLIDATED NON-GAAP TO GAAP RECONCILIATION
Quarterly, Unaudited

($s in millions)
		3Q22 vs 2Q22
NII/NIM Analysis	NII	%	NIM
3Q22 Reported (FTE)	$666		3.49
Less: non-core items
PPP coupon income and fees	2		—
Loan Accretion	12		0.07
IBKC Premium Amortization	(7)		(0.04)
3Q22 Core (FTE) (Non-GAAP)	$659	24%	3.45%

2Q22 Reported (FTE)	$545		2.74%
Less: non-core items
PPP coupon income and fees	7		0.02
Loan Accretion	15		0.08
IBKC Premium Amortization	(8)		(0.04)
2Q22 Core (FTE) (Non-GAAP)	$532		2.69%
Numbers may not foot due to rounding.

	Period-end				Average
($s in millions)	3Q22	2Q22	3Q22 vs 2Q22		3Q22	2Q22	3Q22 vs 2Q22
Loans excluding LMC & PPP			$	%			$	%
Total C& I excl. LMC & PPP	$28,789	$27,459	$1,330	5%	$28,000	$26,993	$1,007	4%
Total CRE	13,021	12,942	79	1%	12,926	12,626	300	2%
Total Commercial excl. LMC & PPP	41,810	40,401	1,409	3%	40,926	39,619	1,307	3%
Total Consumer	12,712	12,311	401	3%	12,496	11,987	509	4%
Total Loans excl. LMC & PPP	54,522	52,712	1,810	3%	53,422	51,606	1,816	4%
PPP	121	375	(254)	(68)%	204	478	(274)	(57)%
LMC	2,710	3,441	(731)	(21)%	2,917	3,492	(574)	(16)%
Total Loans	$57,354	$56,529	$825	1%	$56,543	$55,576	$967	2%

Loans excluding PPP
Total Commercial excl. PPP	$44,520	$43,842	$677	2%	$43,843	$43,111	$732	2%
Total Consumer	12,712	12,311	401	3%	12,496	11,987	509	4%
Total Loans excl. PPP	57,232	56,153	1,079	2%	56,339	55,098	1,241	2%
PPP	121	375	(254)	(68)%	204	478	(274)	(57)%
Total Loans	$57,354	$56,529	$825	1%	$56,543	$55,576	$967	2%
Numbers may not foot due to rounding.

GLOSSARY OF TERMS
Common Equity Tier 1 Ratio: Ratio consisting of common equity adjusted for certain unrealized gains/(losses) on available-for-sale securities, less disallowed portions of goodwill, other intangibles, and deferred tax assets as well as certain other regulatory deductions divided by risk-weighted assets.

Fully Taxable Equivalent (“FTE”): Reflects the amount of tax-exempt income adjusted to a level that would yield the same after-tax income had that income been subject to taxation.

Tier 1 Capital Ratio: Ratio consisting of shareholders’ equity adjusted for certain unrealized gains/(losses) on available-for-sale securities, plus qualifying portions of noncontrolling interests, less disallowed portions of goodwill, other intangible assets, and deferred tax assets as well as certain other regulatory deductions divided by risk-weighted assets.

Key Ratios
Return on Average Assets: Ratio is annualized net income to average total assets.

Return on Average Common Equity: Ratio is annualized net income available to common shareholders to average common equity.

Return on Average Tangible Common Equity: Ratio is annualized net income available to common shareholders to average tangible common equity.

Noninterest Income as a Percentage of Total Revenue: Ratio is noninterest income to total revenue - taxable equivalent.

Efficiency Ratio: Ratio is noninterest expense to total revenue - taxable equivalent .

Leverage Ratio: Ratio is tier 1 capital to average assets for leverage.

Asset Quality - Consolidated Key Ratios
Nonperforming loans and leases ("NPL") %: Ratio is nonaccruing loans and leases in the loan portfolio to total period-end loans and leases.

Net charge-offs %: Ratio is annualized net charge-offs to total average loans and leases.

Allowance / loans and leases: Ratio is allowance for loan and lease losses to total period-end loans and leases.

Allowance / Nonperforming loans and leases: Ratio is allowance for loan and lease losses to nonperforming loans and leases in the loan portfolio.

Allowance / charge-offs: Ratio is allowance for loan and lease losses to annualized net charge-offs.

Operating Segments
Regional Banking segment: Offers financial products and services, including traditional lending and deposit taking, to consumer and commercial customers primarily in the southern and southeastern U.S. and other selected markets. Regional Banking also provides investment, wealth management, financial planning, trust and asset management services for consumer customers.

Specialty Banking segment: Consists of lines of business that deliver product offerings and services with specialized industry knowledge. Specialty Banking’s lines of business include asset-based lending, mortgage warehouse lending, commercial real estate, franchise finance, correspondent banking, equipment finance, mortgage, and title insurance. In addition to traditional lending and deposit taking, Specialty Banking also delivers treasury management solutions, loan syndications, and international banking. Additionally, Specialty Banking has a line of business focused on fixed income securities sales, trading, underwriting, and strategies for institutional clients in the U.S. and abroad, as well as loan sales, portfolio advisory services, and derivative sales.

Corporate segment: Consists primarily of corporate support functions including risk management, audit, accounting, finance, executive office, and corporate communications. Shared support services such as human resources, properties, technology, credit risk and bank operations are allocated to the activities of Regional Banking, Specialty Banking, and Corporate. Additionally, the Corporate segment includes centralized management of capital and funding to support the business activities of the company including management of wholesale funding, liquidity, and capital management and allocation. Finally, the Corporate segment includes the revenue and expense associated with run-off businesses such as pre-2009 mortgage banking elements, run-off consumer and trust preferred loan portfolios, and other exited businesses.